Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long RGTI ETF (RGTX)

Defiance Daily Target 2X Long HOOD ETF (HOOX)

Defiance Daily Target 2X Long RKLB ETF (RKLX)

Defiance Daily Target 2X Long IONQ ETF (IONX)

Each listed on The Nasdaq Stock Market, LLC

November 21, 2025

Supplement to the Summary Prospectuses, Prospectus

and Statement of Additional Information (“SAI”),

each dated August 29, 2025

The Board of Trustees of Tidal Trust II (“Trust”) has approved a forward stock split of the issued and outstanding shares of the Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long RKLB ETF and Defiance Daily Target 2X Long IONQ ETF (each a “Fund”). After the close of trading on The Nasdaq Stock Market, LLC (the “Exchange”) on December 8, 2025 (the “Effective Date”), each Fund will effect a forward split of its issued and outstanding shares as follows:

Fund	Forward Split Ratio	Approximate increase in total number of outstanding shares
Defiance Daily Target 2X Long RGTI ETF	4:1	400%
Defiance Daily Target 2X Long HOOD ETF	4:1	400%
Defiance Daily Target 2X Long RKLB ETF	3:1	300%
Defiance Daily Target 2X Long IONQ ETF	2:1	200%

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

As a result of the forward splits:

Defiance Daily Target 2X Long RGTI ETF

Defiance Daily Target 2X Long HOOD ETF

Each share of a Fund will be exchanged for 4 shares of such Fund. Accordingly, the total number of issued and outstanding shares for each Fund will increase by approximately 400%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be reduced by approximately 75%. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 9, 2025.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

The next day’s opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the forward split. The table below illustrates the effect of a hypothetical four-for-one forward split anticipated for each Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Forward Split	1,000	$20	$20,000
After Forward Split	4,000	$5	$20,000

Defiance Daily Target 2X Long RKLB ETF

Each share of the Fund will be exchanged for 3 shares of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will increase by approximately 300%. In addition, the per share NAV and the next day’s opening market price will be reduced by approximately 66%. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 9, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the forward split. The table below illustrates the effect of a hypothetical three-for-one forward split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Forward Split	1,000	$30	$30,000
After Forward Split	3,000	$10	$30,000

Defiance Daily Target 2X Long IONQ ETF

Each share of the Fund will be exchanged for 2 shares of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will increase by approximately 200%. In addition, the per share NAV and the next day’s opening market price will be reduced by approximately 50%. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on December 9, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the forward split. The table below illustrates the effect of a hypothetical two-for-one forward split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Forward Split	1,000	$10	$10,000
After Forward Split	2,000	$5	$10,000

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Redemption of Fractional Shares and Tax Consequences of the Forward Split

The forward split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the forward split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.